Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Supertel Hospitality, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Paul J. Schulte his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 250,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 5th day of May, 1997.


                                      /s/ Joseph Caggiano
                                   ________________________
                                   Joseph Caggiano, Director

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Supertel Hospitality, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Paul J. Schulte his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 250,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 5th day of May, 1997.


                                      /s/ Loren Steele
                                   ___________________________
                                   Loren Steele, Director

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Supertel Hospitality, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Paul J. Schulte his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 250,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 5th day of May, 1997.


                                      /s/ Richard Herink
                                   __________________________
                                   Richard Herink, Director